UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2020

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Stock Yards Bancorp, Inc.

(Exact name of registrant as specified in its charter)

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Kentucky	001-13661	61-1137529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1040 East Main Street,

Louisville, Kentucky 40206

(Address of Principal Executive Offices) (Zip Code)

(502) 582-2571

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	SYBT	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 20, 2020, the Board of Directors of Stock Yards Bancorp, Inc. (the "Company") appointed James A. Hillebrand, Chief Executive Officer of the Company, to the additional position of Chairman of the Board, effective January 1, 2021. As Chairman of the Board, Mr. Hillebrand will succeed David P. Heintzman, who will remain a member of the Board. Stephen M. Priebe will continue to serve as the Company's lead independent director following this transition in Board leadership.

A copy of the related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following item is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Press release dated October 21, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stock Yards Bancorp, Inc.

Date: October 21, 2020	By:	/s/ T. Clay Stinnett
T. Clay Stinnett
Executive Vice President, Treasurer and Chief Financial Officer